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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report on the financial statements of Grey Wolf Drilling Company dated January 13, 1997, included in DI Industries, Inc.'s Registration Statement File No. 333-26519 on Form S-3 and to all references to our Firm included in this Registration Statement.

                                          /s/ ARTHUR ANDERSEN LLP

Houston, Texas
September 26, 1997